UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: October 26, 2006
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3405 West Dr. Martin Luther King Jr. Boulevard
Suite 101
Tampa, Florida	33607

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 3.02. Unregistered Sales of Equity Securities.
The Company exercised a put option contained in the Securities Purchase Agreement (the “Agreement”), dated June 14, 2005, between the Company and Woodcliff Healthcare Investment Partners, LLC (“Woodcliff”), an investor that acquired 14,400 shares of the Company’s Series A Convertible Preferred Stock in June 2005. As a result of the exercise of such put option, the Company realized gross proceeds of $800,000 in exchange for the issuance of 1,739,130 shares of its common stock to Woodcliff on October 26, 2006.
Such shares were sold to Woodcliff in a private transaction not involving a public offering. Based on certain representations and warranties of Woodcliff in the Agreement, the Company relied on Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder for an exemption from the registration requirements of the Securities Act. The shares of common stock issued to Woodcliff have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration requirements.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Shell Company Transactions. None.
(d) Exhibits. None.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include, but are not limited to, changes in local, regional, and national economic and political conditions, the effect of governmental regulation, competitive market conditions, varying trends in member utilization, our ability to manage healthcare operating expenses, our ability to achieve expected results from new business, the profitability of our capitated contracts, cost of care, seasonality, the Company’s ability to obtain additional financing, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: October 27, 2006

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